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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 22, 1998
                                                  -------------


                          The Williams Companies, Inc.
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             (Exact name of registrant as specified in its charter)



   Delaware                       1-4174                       73-0569878
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(State or other                (Commission                  (I.R.S. Employer
jurisdiction of                File Number)                Identification No.)
incorporation)



One Williams Center, Tulsa, Oklahoma                                    74172
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:               918/588-2000
                                                                  ------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)




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Item 5. Other Events


    The Williams Companies, Inc. (the "Company") has reported unaudited net income of $60.7 million, or 14 cents per share on a diluted basis, for the second quarter that ended June 30, 1998.

Item 7.  Financial Statements and Exhibits.


    The Company files the following exhibit as part of this report:


    Exhibit 99. Copy of the Company's press release, dated July 22, 1998, publicly announcing the action reported herein.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its

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behalf by the undersigned hereunto duly authorized.




                                           THE WILLIAMS COMPANIES, INC.




Date: July 22, 1998                        /s/    WILLIAM G. VON GLAHN
                                           -------------------------------------
                                           Name:  William G. von Glahn
                                           Title: Senior Vice President
                                                    and General Counsel



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                               INDEX TO EXHIBITS

Exhibit
Number               Description
-------              -----------
  99                 Copy of the Company's press release, dated July 22, 1998,
                     publicly announcing the action reported herein.